426 P1 04/20

SUPPLEMENT DATED APRIL 07, 2020

TO THE PROSPECTUS DATED AUGUST 1, 2019

OF

TEMPLETON EMERGING MARKETS SMALL CAP FUND
(a series of Templeton Global Investment Trust)

Effective April 1, 2020, the prospectus is amended as follows:

I. The following replaces the “Annual Fund Operating Expenses” table and “Example” table in the “Fund Summary – Fees and Expenses of the Fund” section on page 3:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees[1]	1.35%	1.35%	1.35%	1.35%	1.35%
Distribution and service (12b-1) fees	0.25%	1.00%	0.50%	None	None
Other expenses[2]	0.26%	0.26%	0.26%	0.16%	0.26%
Acquired fund fees and expenses[3]	0.02%	0.02%	0.02%	0.02%	0.02%
Total annual Fund operating expenses[1,2,3]	1.88%	2.63%	2.13%	1.53%	1.63%
Fee waiver and/or expense reimbursement[4]	-0.06%	-0.06%	-0.06%	-0.08%	-0.06%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,2,3,4]	1.82%	2.57%	2.07%	1.45%	1.57%

1. Management fees have been restated to reflect current fiscal year fees as a result of a decrease in the Fund’s contractual management fee rate effective on April 1, 2020. If the management fees were not restated to reflect such decrease in fees, the amounts shown above would be greater. Consequently, the Fund’s total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. Other expenses have been restated to exclude non-recurring prior period expenses for Class R6.

3. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

4. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of this prospectus. Effective April 1, 2020, the investment manager has contractually agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that operating expenses (excluding Rule 12b‑1 fees; acquired fund fees and expenses and certain non-routine expenses) for each class of the Fund other than Class R6 do not exceed 1.55%, and for Class R6 do not exceed 1.43% until July 31, 2020.  In addition, the transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares of the Fund so that the transfer agency fees for that class do not exceed 0.03% until July 31, 2020. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

II. The following replaces the “Example” table in the “Fund Summary – Fees and Expenses of the Fund” section on beginning on page 4:

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Class A	$725	$1,103	$1,505	$2,627
Class C	$360	$812	$1,390	$2,962
Class R	$210	$661	$1,139	$2,459
Class R6	$148	$476	$827	$1,818
Advisor Class	$160	$508	$881	$1,929
If you do not sell your shares:
Class C	$260	$812	$1,390	$2,962

III. The following is added as the second to last paragraph of the “Fund Details – Management” section on page 19:

Effective April 1, 2020 the Fund’s investment manager has contractually agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that operating expenses (excluding Rule 12b‑1 fees; acquired fund fees and expenses and certain non-routine expenses (including those relating to litigation, indemnification, reorganizations and liquidations)) for each class other than Class R6 do not exceed 1.55% and for Class R6 do not exceed 1.43% until July 31, 2020

Please keep this supplement with your prospectus for future reference.

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